ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made as of April 7, 2009, by and among Spring Creek Acquisition Corp. (the “Company”), Hammerman Capital Partners, LP and HCP Opportunity Fund, LP (together, “Seller A”), Alder Offshore Master Fund, L.P. (“Seller B”) and Alder Capital Partners I, L.P. (“Seller C,” and together with Seller A and Seller B, the “Sellers”), AutoChina Group, Inc. (“AutoChina”), Honest Best Int’l Ltd, the sole shareholder of AutoChina (“Shareholder”) and Loeb & Loeb LLP, a California limited liability partnership, as escrow agent (the “Escrow Agent”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Option Agreements (as defined below).

WITNESSETH:

WHEREAS, the Company was organized for the purpose of acquiring, through a stock exchange, asset acquisition or other similar business combination, or controlling, through contractual arrangements, an operating business, that has its principal operations in the Greater China region, which includes Hong Kong, Macau and Taiwan;

WHEREAS, the Company has agreed to acquire (the “Acquisition”) AutoChina pursuant to certain agreements.

WHEREAS, the Company, the Sellers, AutoChina and Shareholder, are entering into certain Put and Call Option Agreements dated as of the date hereof (collectively, the “Option Agreements”) pursuant to which the Sellers will grant options to the Company to purchase, and the Company will grant options to the Sellers to buy,  106,990 shares from Seller A, 10,000 shares from Seller B, and 40,000 shares from Seller C, an aggregate of 156,990 ordinary shares of the Company (the “Shares”); and

WHEREAS, the Company, the Sellers, AutoChina and the Shareholder have requested that the Escrow Agent hold the ordinary shares of the Company being issued to the Shareholder in connection with the Acquisition (the “Escrowed Shares”) together with certain funds as provided in the Option Agreements (the “Escrowed Funds” and together with the Escrowed Shares, the “Property”), in each case to secure the payment of the Option Price pursuant to the Option Agreements until the Escrow Agent has received confirmation that either the Put Options or Call Options have been exercised with respect to all Shares subject to the Option Agreements or is instructed to release the Property to the Sellers as hereinafter provided.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

TERMS OF THE ESCROW

1.1.           The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the Escrowed Shares and Escrowed Funds.  The Escrowed Funds shall be held in a non-interest bearing account.

1.2.           Upon the closing of the Acquisition, the Company shall deposit the Property directly with the Escrow Agent, and with respect to the Escrowed Fund in immediately available funds by federal wire transfer.  The Escrowed Shares shall remain the property of Shareholder, and all Escrowed Funds shall remain the property of the Company and neither shall be subject to any liens or charges by the Sellers or the Escrow Agent or judgments or creditors' claims against the Sellers, until released to the Sellers as contemplated by the Option Agreement as hereinafter provided.  Escrow Agent will not use the information provided to it by the Company or the Sellers for any purpose other than to fulfill its obligations as Escrow Agent.  Wire transfers to the Escrow Agent shall be made to a non-interest bearing account of the Escrow Agent as follows:

Bank:	Citibank, N.A.
Address:	666 Fifth Avenue, New York, NY 10103
ABA No.:	021000089
SWIFT:	CITI US 33
Account:	Loeb & Loeb LLP Escrow Account
Account No.:	24576266
Reference:	Spring Creek Acquisition Corp. (211819-10001)

1.3.           The Escrow Agent shall continue to hold the Property, subject to the terms hereof and without the accrual of any interest thereon, until it receives instructions to release the Property with respect to some or all of the Shares as follows:

(a)           Upon receipt of a notice from a Seller or Sellers that the Put Option or Call Option has been exercised and such exercise has been closed in accordance with the relevant Option Agreement, the Escrow Agent shall release $2.40 of the Escrowed Funds to the Company and 15.49 of the Escrowed Shares to the Shareholder for each Share covered by the relevant exercise notice;

(b)           Upon the Company delivering to the Escrow Agent a Release Notice, in the form attached hereto as Exhibit A (each, a “Release Notice”), the Escrow Agent shall release the Property to the relevant Sellers in accordance with the Release Notice; or

(c)           Upon the end of the 10th business day following a notice to the Company and the Sellers of a Release Request (defined below), the Escrow Agent shall release the Property in accordance with such Release Request; provided the Company has not objected to such release in writing prior to such time.  In the event that the Company has objected to such release in writing by the end of the 10th business day following a notice to the Company of a Release Request, then the Escrow Agent is hereby authorized to act in accordance with Section 2.12 of this Agreement.  For purposes of this agreement “business day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the City of New York, State of New York, in the Hong Kong Special Administrative Region, or in Beijing, China, are authorized or required by law or other governmental action to close.

1.4.           Once the Escrow Agent receives a Release Notice executed by the Company, the Escrow Agent shall promptly disburse the Property in accordance with the flow of funds and instructions set forth in the applicable Release Notice.

1.5.           At any time upon the receipt of a written request executed by each of the Company, the Sellers, AutoChina and Shareholder to the Escrow Agent, the Escrow Agent shall promptly return the Escrowed Shares to the Shareholder and the Escrowed Funds to the Company pursuant to written wire instructions to be delivered by the Company to the Escrow Agent.  In the event that the Put Option with respect to any of the Shares expires without being exercised and none of the Sellers has notified the Escrow Agent of any dispute with the Company regarding to the Option Agreements or the Property, the Escrow Agent shall promptly return the Escrowed Shares to the Shareholder and the Escrowed Funds to the Company pursuant to written wire instructions to be delivered by the Company to the Escrow Agent.

1.6.           Upon the exercise of the Put Option, a Seller shall deliver a notice of such exercise to the Escrow Agent.  In the event the Company fails to close on the exercise of the Put Option in accordance with such notice and the Option Agreement, the Seller shall provide the Escrow Agent with a written request that the Property be released with respect to the Shares subject to the exercise notice in the form attached hereto as Exhibit B (each, a “Release Request”), and upon receipt of a Release Request, the Escrow Agent shall within 2 business days notify the Company and each of the Sellers of such Release Request.

ARTICLE II

MISCELLANEOUS

2.1.           No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained.  No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.2.           All notices or other communications required or permitted hereunder shall be in writing, and shall be sent to the addresses set forth in the Option Agreements.

2.3.           This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.4.           This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.  This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.5.           Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine.  This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same.  Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

2.6.           The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City, Borough of Manhattan.

2.7.           The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Seller and the Escrow Agent.

2.8.           The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties.  The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud or willful misconduct.

2.9.           The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Option Agreements or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud or willful misconduct.  In no event shall the Escrow Agent be liable, directly or indirectly, for any damages or expenses arising out of the services provided hereunder, other than damages which result from the Escrow Agent’s gross negligence or willful misconduct

2.10.         Escrow Agent may resign upon 30 days advance written notice to the other parties to this Agreement. If a successor escrow agent is not appointed within the 30-day period following such notice, Escrow Agent may petition any court of competent jurisdiction to name a successor escrow agent or interplead the Property with such court, whereupon Escrow Agent’s duties hereunder shall terminate.

2.11.         If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.12.         It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Property held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said Property until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the Property and any other property held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York, Borough of Manhattan, in accordance with the applicable procedure therefor.

2.13.         Each of the Company, the Sellers, AutoChina and the Shareholder agrees to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Option Agreements other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO ESCROW AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SPRING CREEK ACQUISITION CORP.

By:	/s/ James Sha
Name: James Sha
Title: Chief Executive Office

AUTOCHINA GROUP, INC.

By:	/s/ Li Yong Hui
Name: Li Yong Hui
Title: President

HONEST BEST INT’L LTD.

By:	/s/ Wang Yan
Name: Wang Yan
Title: Director

ESCROW AGENT:

LOEB & LOEB LLP

By:	/s/ Mitchell S. Nussbaum
Name: Mitchell S. Nussbaum
Title: Partner

[SELLERS’ SIGNATURE PAGE FOLLOWS]

[SELLERS’ SIGNATURE PAGE TO ESCROW AGREEMENT]

HAMMERMAN CAPITAL PARTNERS, LP

By:	/s/ Jason Hammerman
Name: Jason Hammerman
Title: Managing Member of GP
Address: 1232 Rose Lane
Lafayette, CA 94549

HCP OPPORTUNITY FUND, LP

By:	/s/ Jason Hammerman
Name: Jason Hammerman
Title: Managing Member of GP
Address: 1232 Rose Lane
Lafayette, CA 94549

ALDER OFFSHORE MASTER FUND, L.P.

By:	/s/ Michael Licosati
Name: Michael Licosati
Title: Managing Partner
Address: 1223 Camino del Mar
Del Mar, CA 92014

ALDER CAPITAL PARTNERS I, L.P.

By:	/s/ Michael Licosati
Name: Michael Licosati
Title: Managing Partner
Address: 1223 Camino del Mar
Del Mar, CA 92014

Exhibit A to
Escrow Agreement

RELEASE NOTICE

The Company, pursuant to the Escrow Agreement dated as of April 7, 2009 among the Company, the Sellers, AutoChina, the Shareholder and Loeb & Loeb LLP, as Escrow Agent (the “Escrow Agreement”), hereby instructs the Escrow Agent to release $2.40 per Share with respect to [_________] Shares (an aggregate of $[________]) of the Escrowed Funds to the account and in the amount specified below:

•	$[___________] to Seller [__], pursuant to the following wire transfer instructions:

[WIRE INSTRUCTIONS]

In addition, the Company, pursuant to the Escrow Agreement, hereby instructs the Escrow Agent to release 15.49 Escrowed Shares per Share with respect to [_________] Shares (an aggregate of [________]) Escrowed Shares to [SELLER].

The remainder of the Escrowed Funds and Escrowed Shares shall be held by the Escrow Agent in accordance with the terms of the Escrow Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Release Notice to be duly executed and delivered as of this ___ day of ____________, 2009.

SPRING CREEK ACQUISITION CORP.

By:
Name:
Title:

HONEST BEST INT’L LTD

By:
Name:
Title:

Exhibit B to
Escrow Agreement

RELEASE REQUEST

The undersigned Seller, pursuant to the Escrow Agreement dated as of April 7, 2009 among the Company, the Sellers, AutoChina, the Shareholder and Loeb & Loeb LLP, as Escrow Agent (the “Escrow Agreement”), hereby notifies the Escrow Agent that the Company has failed to close on the Shares pursuant to the attached exercise notice in accordance with the terms of the Option Agreement, and instructs the Escrow Agent to notify the Company and each of the Sellers of this Release Request.  In the event the Company does not object to this Release Request within 10 business days from the date the Escrow Agent provides notice hereof to the Company, the Escrow Agent is hereby instructed to release and 15.49 Escrowed Shares per Share with respect to [_________] Shares (an aggregate of [________]) Escrowed Shares to the Seller and $2.40 per Share with respect to [_________] Shares (an aggregate of $[________]) of the Escrowed Funds to the account and in the amount specified below:

•	$[___________] to Seller [__], pursuant to the following wire transfer instructions:

[WIRE INSTRUCTIONS]

The remainder of the Escrowed Funds and Escrowed Shares shall be held by the Escrow Agent in accordance with the terms of the Escrow Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Release Notice to be duly executed and delivered as of this ___ day of ____________, 2009.

[SELLER]

By:
Name:
Title: